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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Section 240.14a-12

                           BLUE RIVER BANCSHARES, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                 [BLUE RIVER BANCSHARES INCORPORATED LETTERHEAD]

                                 April 26, 2005

Dear Shareholders:

         This Supplement is being furnished to holders of Blue River Bancshares, Inc. (the "Company") common stock as a supplement to the Proxy Statement (the "Proxy Statement"), dated April 22, 2005 provided to you in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on May 24, 2005, and at any adjournment thereof ("Annual Meeting").

         This Supplement replaces and supersedes certain information contained in the Proxy Statement as described below. This Supplement should be read together with the Proxy Statement.

THE CHART ON PAGE 7 OF THE PROXY STATEMENT INCORRECTLY LISTED THE MEMBERS OF THE COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY. THE CHART IS HEREBY AMENDED TO READ AS FOLLOWS:

COMMITTEE MEMBERSHIP AND MEETINGS HELD

                     NAME                        EXECUTIVE    AUDIT    COMPENSATION    NOMINATING
                     ----                        ---------    -----    ------------    ----------
Steven R. Abel.................................      /
Wendell L. Bernard.............................                 *                          /
Russell Breeden, III...........................      *
Peter G. DePrez................................                             /
Wayne C. Ramsey................................      /                      *
John R. Owens..................................                 /                          /
Robert J. Salyers..............................                 /           /              *
                                                 ---------    -----    ------------    ----------
No. of Meetings
In Fiscal 2004***..............................      4         13           1              3

------------

/    Member
*    Chairperson
*** The Board held 10 meetings in 2004. No director attended fewer than 75% of all meetings of the Board of Directors held during the period for which that person has been a director and committees of the Board of Directors held during the period for which that person served.

THE FIRST PARAGRAPH UNDER THE CAPTION "NOMINATING AND CORPORATE GOVERNANCE COMMITTEE" ON PAGE 8 OF THE PROXY STATEMENT WAS UNCLEAR AS TO THE PERSONS WHO WERE MEMBERS OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE AT THE TIME WHEN THE COMMITTEE ADOPTED A WRITTEN CHARTER. THAT PARAGRAPH IS HEREBY AMENDED TO READ AS FOLLOWS:

         The Nominating and Corporate Governance Committee for 2004 (as elected in May 2004) was comprised of 2 independent directors and John R. Owens. As discussed above, John R. Owens did not satisfy the definition of an "independent director" until December 2004. In January of 2004, the Board of Directors adopted a written charter which is available on the Company's website which is located at www.blueriverbancshares.com.

THE SUMMARY COMPENSATION TABLE ON PAGE 11 OF THE PROXY STATEMENT OMITTED FOOTNOTE NUMBER 3. THE SUMMARY COMPENSATION TABLE IS HEREBY AMENDED TO READ AS
FOLLOWS:

    Summary Compensation Table

                                                                                                   SHARES
                                                                                                 UNDERLYING          ALL OTHER
NAME AND PRINCIPAL POSITION                                YEAR      SALARY          BONUS         OPTIONS         COMPENSATION
---------------------------                                ----      ------          -----         -------         ------------
Russell Breeden, III,                                      2004       -0-             -0-            -0-           $  94,485 (2)
Chairman, Chief Executive Officer and President            2003       -0-           $35,000 (1)      -0-              30,447 (3)
                                                           2002       -0-             -0-            -0-               6,630 (4)

Lawrence T. Toombs,                                        2004   $ 136,300 (5)     $ 4,000 (5)     2,500          $  17,630 (5)
President                                                  2003     130,000           4,000          -0-              12,437 (6)
                                                           2002     104,615           -0-          20,000             11,163 (6)

Randy J. Collier,                                          2004   $ 134,708         $ 4,203         5,000          $  17,418 (6)
Executive Vice President                                   2003     127,703           4,000          -0-              17,772 (6)
                                                           2002      27,462 (7)         217        17,500               -0-

----------

         Notes to Summary Compensation Table:

         These were our most highly paid executive officers in 2004. These officers are referred to in this proxy statement as our "Named Executive Officers."

    (1) Mr. Breeden received compensation for the work performed in the acquisition of Paramount Bank.
    (2)  Includes $90,000 in director's fees and $4,485 in insurance premiums.
    (3)  Includes 26,000 in director's fees and $4,447 in insurance premiums.
    (4)  Includes $6,000 in director's fees and $630 in insurance premiums.
    (5) Mr. Toombs terminated his employment with the Company and its wholly-owned subsidiary, Shelby County Bank on October 4, 2004 pursuant to a Severance Agreement and Release, entered into with the Company. Prior to October 4, 2004, Mr. Toombs was paid $107,150 in base salary and a $4,000 bonus. Subsequent to October 4, 2004, Mr. Toombs was paid $33,718 pursuant to the Severance Agreement and Release. The $17,630 amount reported under "All Other Compensation" includes amounts paid to Mr. Toombs under the Severance Agreement and Release in lieu of the Company's 401(k) match and reimbursement of COBRA premiums. Mr. Toombs will receive a salary of $85,860 until August 2, 2005 and COBRA insurance coverage of $12,811 through April 30, 2006.
    (6)  Includes insurance premiums and 401(k) employer matching contributions.
    (7)  Mr. Collier was hired in October of 2002.

THE MEMBERS OF THE COMPENSATION COMMITTEE WERE LISTED INCORRECTLY FOLLOWING THE REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON PAGE 15 OF THE PROXY STATEMENT. THE FINAL PARAGRAPH OF THE REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS IS HEREBY AMENDED TO READ AS FOLLOWS:

This Report by:

Wayne C. Ramsey, Chairman
Peter G. DePrez
Robert J. Salyers

         I would like to take this opportunity to remind you that your vote is important. Please complete, sign and date the proxy voting card that was included with the Proxy Statement mailed to you on or about April 22, 2005, and return it in the postage-paid envelope provided at that time.

                                        Sincerely,

                                        /s/ Russell Breeden, III
                                        Russell Breeden
                                        Chairman and Chief Executive Officer


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